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                                                                    EXHIBIT 10.2

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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                    1.CONTRACT ID CODE         PAGE 1 OF 4
                                                                        FIRM-FIXED- PRICE
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2. AMENDMENT/MODIFICATION NO.  3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ NO.     5. PROJECT NO. (IF APPLICABLE)

           P00011                                               SEE SCHEDULE
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6.  ISSUED BY                                   CODE W52P1J     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)        CODE S4404A
    HQ  AFSC                                                           DCMA  SAN   ANTONIO
    AMSFS-CCA-M                                                        615 EAST HOUSTON STREET
    CARL MCDONALD  (309J782-3916                                       P O   BOX  1040
    ROCK  ISLAND,    IL 61299-6500                                     SAN  ANTONIO  TX    78294-1040
    BLDGS 350 & 390
    EMAIL:   MCDONALDCSAFSC. ARNY, NTL
                                                                                SCD C    PAS  NONE         ADP PT NQ0338
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8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)
                                                                                [ ]   9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
                                                                                      ----------------------------------------------
    VALENTEC SYSTEMS INC.                                                             9B. DATED (SEE ITEM 11)
    2618 YORK AVE
    MINDEN. LA. 71055-2618                                                            ----------------------------------------------
                                                                                [X]   10A. MODIFICATION OF CONTRACT/ORDER NO.
                                                                                ----
                                                                                      DAAA09-03-C-0029
                                                                                      ----------------------------------------------
    TYPE BUSINESS: Other Small  Business  Performing in U.S.                          10B. DATED (SEE ITEM 13)
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CODE 1PD90             FACILITY CODE                                                 2003ATR29
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                                                11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers
    [ ] is extended, [ ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing items 8 and 15, and returning __________ copies of the amendments: (b) By acknowledging receipt of  this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE
HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference in the solicitation and this amendment, and is received prior to the opening hour and date specified.
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12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
 ACRN: AA NET DECREASE: -$847.00
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                        13. THIS ITEM ONLY APPLIES TO MODIFICATIONS OF CONTRACTS/ORDERS
    KIND MOD CODE: D            It Modifies The Contract/Order No. As Described In Item 14.
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[ ]  A. This Change Order is issued Pursuant To:                                 The Changes  Set Forth In Item 14 Are Made In
        The Contract/Order No. In Item  10A.
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[X]  B. The  Above Numbered Contract/Order Is Modified To Reflect  The  Administrative  Changes (such as changes in paying office, appropriation data, etc.)
        Set Forth In Item 14, Pursuant To The Authority of FAR 43,103(b).
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[ ]  C. This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
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[ ]  D. Other (Specify type of modification and authority)
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E. IMPORTANT:   Contractor       [ ] is not, [X] is required to sign this document and return ________ copies to the Issuing Office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF ACTION HEADINGS, INCLUDING SOLICITATION/CONTRACT SUBJECT MATTER WHERE
FEASIBLE.)

    SEE  SECOND  PAGE  DESCRIPTION

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                       16A. NAME  AND TITLE OF CONTRACTING OFFICER  (TYPE OR PRINT)
                                                                    MARK  HALDSMAN
  Steve  Shows,   V.P.   and  G.M.                                  HALDSMANED AFSC. ARNY. NIL (309/782-3414)
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15B. CONTRACTOR/ OFFERER                           15C. DATE SIGNED     16B. UNITED STATES OF AMERICA              16C. DATE SIGNED

For /s/ [ILLEGIBLE]                                     10.27.04        By  _________________________________
    ---------------------------------------                                (Signature of Contracting Officer)
    (Signature of person authorized to sign)
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NSN 7540-01-152-8070                               30-105-02                                   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITIONS UNUSABLE                                                                     Prescribed by GSA FAR (48 CFR) 53.243
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